Exhibit 77Q3 (a)

(i)	Within 90 days of the filing date of this Form N-SAR,
James C. Robinson,
Principal Executive Officer, and Peter K. Hoglund,
Principal Financial Officer,
reviewed The Munder @Vantage Fund disclosure controls and procedures and evaluated their effectiveness and based on such a review and evaluation, determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by The Munder @Vantage Fund in its periodic reports is recorded, processed, summarized and reported within the time periods required.

(ii)	There have not been any significant changes in
internal controls or in other factors
that could significantly affect internal controls subsequent to December 31, 2002.

    (iii)  Certification:

I, James C. Robinson, certify that:
1.	I have reviewed this report on Form N-SAR of the
Munder @Vantage Fund;
2.	Based on my knowledge, this report does not contain
any untrue statement of a
material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the
financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows)
of the registrant as of, and for, the periods presented in
this report;
4.	The registrants other certifying officers and I are
responsible for establishing and
maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the
Investment Company Act) for the registrant and have:
a)	designed such disclosure controls and procedures to
ensure that material information
relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
period in which this report is being
prepared;
b)	evaluated the effectiveness of the registrants
disclosure controls and procedures as of
a date within 90 days prior to the filing date of this report (the Evaluation Date); and
c)	presented in this report our conclusions about the
effectiveness of the disclosure
controls and procedures based on our evaluation as of the
Evaluation Date;
5.	The registrants other certifying officers and I have
disclosed, based on our most
recent evaluation, to the registrants auditors and the
audit committee of the registrants
board of directors (or persons performing the equivalent
functions):
a)	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrants ability to record,
process, summarize, and report financial
data and have identified for the registrants auditors any material weaknesses in internal controls; and
b)	any fraud, whether or not material, that involves
management or other employees
who have a significant role in the registrants internal
controls; and
6.	The registrants other certifying officers and I have
indicated in this report whether or
not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 27, 2003			/s/ James C.
Robinson_____
						James C. Robinson
						Principal Executive
Officer


I, Peter K. Hoglund, certify that:
1.	I have reviewed this report on Form N-SAR of the
Munder @Vantage Fund;
2.	Based on my knowledge, this report does not contain
any untrue statement of a
material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3.	Based on my knowledge, the financial information
included in this report, and the
financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows)
of the registrant as of, and for, the periods presented in
this report;
4.	The registrants other certifying officers and I are
responsible for establishing and
maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the
Investment Company Act) for the registrant and have:
a)	designed such disclosure controls and procedures to
ensure that material information
relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the
period in which this report is being
prepared;
b)	evaluated the effectiveness of the registrants
disclosure controls and procedures as of
a date within 90 days prior to the filing date of this report (the Evaluation Date); and
c)	presented in this report our conclusions about the
effectiveness of the disclosure
controls and procedures based on our evaluation as of the
Evaluation Date;
5.	The registrants other certifying officers and I have
disclosed, based on our most
recent evaluation, to the registrants auditors and the
audit committee of the registrants
board of directors (or persons performing the equivalent
functions):
a)	all significant deficiencies in the design or
operation of internal controls which could
adversely affect the registrants ability to record,
process, summarize, and report financial
data and have identified for the registrants auditors any material weaknesses in internal controls; and
b)	any fraud, whether or not material, that involves
management or other employees
who have a significant role in the registrants internal
controls; and
6.	The registrants other certifying officers and I have
indicated in this report whether or
not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: February 27, 2003			/s/ Peter K.
Hoglund_____
						Peter K. Hoglund
						Principal Financial
Officer